Certification Filed as Exhibit 11(b) to Form N-CSR

                               CERTIFICATION


I, Mark R. Fetting, Chief Executive Officer of Legg Mason Value Trust, Inc. ("Trust"), certify, that to my knowledge:

1. The Trust's periodic report on Form N-CSR for the period ended March 31, 2004 fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. Section 78m(a) or 78o(d)); and

2. The information contained in such Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Trust.




  //s// Mark R. Fetting                                      5/21/04
Mark R. Fetting                                          Date
Chief Executive Officer



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                Certification Filed as Exhibit 11(b) to Form N-CSR

                                   CERTIFICATION


I, Marie K. Karpinski, Chief Financial Officer of Legg Mason Value Trust, Inc. ("Trust"), certify, that to my knowledge:

1. The Trust's periodic report on Form N-CSR for the period ended March 31, 2004 fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. Section 78m(a) or 78o(d)); and

2. The information contained in such Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Trust.




 //s// Marie K. Karpinski                                  5/21/04
Marie K. Karpinski                                    Date
Chief Financial Officer